UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):

September 13, 2006

THE BANK OF NEW YORK COMPANY, INC.

(exact name of registrant as specified in its charter)

NEW YORK	001-06152	13-2614959
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

One Wall Street, New York, NY	10286
(Address of principal executive offices)	(Zip code)

212-495-1784

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On September 13, 2006, The Bank of New York Company, Inc.’s chairman and chief executive officer, Thomas A. Renyi, and vice chairman, Bruce W. Van Saun, provided a presentation at the Lehman Brothers Financial Services Conference. Exhibit 99.1 is a copy of the presentation materials used in connection with the presentation for the conference. The presentation will be available on the Company’s website at www.bankofny.com. This information is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, and the information contained in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

ITEM 9.01 Financial Statements and Exhibits

Index to and Description of Exhibits

(d)	Exhibit	Description
	99.1	Presentation materials for the presentation by The Bank of New York Company, Inc. at the Lehman Brothers Financial Services Conference

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2006

THE BANK OF NEW YORK COMPANY, INC.
(Registrant)

By:	/s/ Bart R. Schwartz
Name:	Bart R. Schwartz
Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation materials for the presentation by The Bank of New York Company, Inc. at the Lehman Brothers Financial Services Conference.